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EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File No.'s 33-3536, 33-16749, 33-33564, 33-44702, 33-
51754, 33-53349, 33-53351, 33-53355, 333-18997, 333-19001, 333-41935, 333-
63315, 333-74973, 333-74977, 333-75607, 333-75679, 333-83299 and 333-83305) on
Form S-8.

                                          ARTHUR ANDERSEN LLP

San Jose, California
August 27, 1999